BNY Mellon Investment Portfolios:
Small Cap Stock Index Portfolio

Prospectus | May 1, 2026

Service Shares

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

Fund Summary	1
Fund Details

Introduction	5
Goal and Approach	5
Investment Risks	6
Management	7
Shareholder Guide

Your Investment	9
General Policies	10
Distributions and Taxes	11
Exchange Privilege	11
Financial Highlights

Financial Highlights	12
For More Information

See back cover.

Fund Summary

Investment Objective

The fund seeks to match the performance of the Standard & Poor's® SmallCap 600 Index (S&P SmallCap 600 Index).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. These figures also do not reflect any fees or charges imposed by participating insurance companies under their Variable Annuity contracts (VA contracts) or Variable Life Insurance policies (VLI policies), and, if such fees and/or charges were included, the fees and expenses would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Service Shares
Management fees	.35
Distribution and/or service (12b-1) fees	.25
Other expenses	.01
Total annual fund operating expenses	.61
Fee waiver*	(.00)
Total annual fund operating expenses (after fee waiver)	.61

* The fund's investment adviser, BNY Mellon Investment Adviser, Inc., has agreed in its management agreement with the fund to pay all of the fund's expenses, except management fees, interest, taxes, brokerage fees and commissions, if any, fees pursuant to any distribution or shareholder services plan adopted by the fund, fees and expenses of the non-interested board members and their counsel and independent counsel to the fund, and any extraordinary expenses. BNY Mellon Investment Adviser, Inc. has further agreed to reduce its fees in an amount equal to the fund's allocable portion of the fees and expenses of the non-interested board members and the fees and expenses of counsel to the fund and to the non-interested board members (in the amount less than .01% for the past fiscal year). These provisions in the management agreement may not be amended without the approval of the fund's shareholders.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not reflect fees and expenses incurred under VA contracts and VLI policies; if they were reflected, the figures in the Example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$62	$195	$340	$762

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 60.63% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund generally is fully invested in all of the stocks that comprise the S&P SmallCap 600 Index. The fund generally invests in all of the stocks in the index in proportion to their weighting in the index; however, at times, the fund may invest in a representative sample of stocks included in the index and in futures whose performance is tied to the index. Under these circumstances, the fund expects to invest in approximately 500 or more of the stocks in the index.

Because the fund has expenses, performance will tend to be slightly lower than that of the S&P SmallCap 600 Index. The fund attempts to have a correlation between its performance and that of the S&P SmallCap 600 Index of at least .95, before fees and expenses. A correlation of 1.00 would mean that the fund and the index were perfectly correlated.

The S&P SmallCap 600 Index is an unmanaged index of the common stocks of 600 small-sized companies in the U.S. Standard & Poor's weights each company's stock in the index by its market capitalization (i.e., the share price times the number of shares outstanding), adjusted by the number of available float shares (i.e., those shares available to public investors). As of February 2026, companies eligible to be included in the S&P SmallCap 600 Index generally have market capitalizations ranging between approximately $1.2 billion and $8.0 billion.

The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the index is concentrated.  In addition, to the extent the fund purchases securities comprising the SmallCap 600® Index, the fund may, from time to time, invest a significant portion of its assets in securities of companies in certain sectors.

"Standard & Poor's®," "S&P®" and "S&P SmallCap 600® Index" are trademarks of Standard & Poor's Financial Services LLC and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Market risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, recessions, elevated levels of government debt, changes in trade regulation or economic sanctions, internal unrest and discord, or other events could have a significant impact on the fund and its investments.

• Risks of stock investing: Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Indexing strategy risk: The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor index performance. The correlation between fund and index performance may be affected by the fund's expenses and/or use of sampling techniques, changes in securities markets, changes in the composition of the index and the timing of purchases and redemptions of fund shares.

• Small and midsize company risk: Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Investments may be made in anticipation of future products, services or events whose delay or cancellation could cause the stock price to drop. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

• Liquidity risk: When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

• Concentration risk: The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the index is concentrated. To the extent the fund concentrates in a particular industry or group of industries or sector, it may be more susceptible to economic conditions and risks affecting those industries or sectors.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Service shares from year to year. The table compares the average annual total returns of the fund's shares to those of the S&P SmallCap 600® Index, an index reflecting the market segments in which the fund invests, and the S&P 1500® Index, a broad measure of market performance. The fund's past performance is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at www.bny.com/investments.

Performance information reflects the fund's expenses only and does not reflect the fees and charges imposed by participating insurance companies under their VA contracts or VLI policies. Because these fees and charges will reduce total return, policyowners should consider them when evaluating and comparing the fund's performance. Policyowners should consult the prospectus for their contract or policy for more information.

Year-by-Year Total Returns as of 12/31 each year (%)

During the periods shown in the chart: Best Quarter 2020, Q4: 31.18 Worst Quarter 2020, Q1: (32.72)

Average Annual Total Returns (as of 12/31/25)
	1 Year	5 Years	10 Years
Service Shares	5.36%	6.65%	9.15%
S&P 1500® Index reflects no deductions for fees, expenses or taxes	17.02%	13.96%	14.46%
S&P SmallCap 600® Index reflects no deductions for fees, expenses or taxes	6.02%	7.31%	9.81%
Portfolio Management

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYIA).

David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA, Michael Stoll and Marlene Walker Smith are the fund's primary portfolio managers, positions they have held since October 2020. Messrs. France, Frysinger and Stoll and Ms. Sheremeta are each a senior vice president and senior portfolio manager at Mellon Investments Corporation (MIC) and an employee at BNYIA, an affiliate of BNYIA. Ms. Walker Smith is a senior director and Chief Investment Officer of Mellon, a division of MIC and an employee of BNYIA. Messrs. France, Frysinger and Stoll and Mses. Sheremeta and Walker Smith manage the fund in their capacity as employees of BNYIA.

Purchase and Sale of Fund Shares

Fund shares are offered only to separate accounts established by insurance companies to fund VA contracts and VLI policies. Individuals may not purchase shares directly from, or place sell orders directly with, the fund. The VA contracts and the VLI policies are described in the separate prospectuses issued by the participating insurance companies, over which the fund assumes no responsibility. Policyowners should consult the prospectus of the separate account of the participating insurance company for more information about buying, selling (redeeming) or exchanging fund shares.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains. Since the fund's shareholders are the participating insurance companies and their separate accounts, the tax treatment of dividends and distributions will depend on the tax status of the participating insurance company. Accordingly, no discussion is included as to the federal personal income tax consequences to policyowners. For this information, policyowners should consult the prospectus of the separate account of the participating insurance company or their tax advisers.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as an insurance company), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Details

Introduction

Fund shares are offered only to separate accounts established by insurance companies to fund VA contracts and VLI policies. Individuals may not purchase shares directly from, or place sell orders directly with, the fund. The VA contracts and the VLI policies are described in the separate prospectuses issued by the participating insurance companies, over which the fund assumes no responsibility. Conflicts may arise between the interests of VA contract holders and VLI policyholders (collectively, policyowners). The board will monitor events to identify any material conflicts and, if such conflicts arise, determine what action, if any, should be taken.

The fund currently offers only Service shares.

While the fund's investment objective and policies may be similar to those of other funds managed by the investment adviser(s), the fund's investment results may be higher or lower than, and may not be comparable to, those of the other funds.

Goal and Approach

The fund seeks to match the performance of the S&P SmallCap 600 Index.  To pursue its goal, the fund generally is fully invested in all of the stocks that comprise the S&P SmallCap 600 Index. The fund generally invests in all of the stocks in the index in proportion to their weighting in the index; however, at times, the fund may invest in a representative sample of stocks included in the index and in futures whose performance is tied to the index. Under these circumstances, the fund expects to invest in approximately 500 or more of the stocks in the index. Sampling is a statistical process used to select stocks based on market capitalization, industry representation and other means so that the portfolio has investment characteristics that closely approximate those of the index. In addition to investing in futures, the fund may invest in exchange-traded funds (ETFs) whose performance is tied to the index. Typically, these investments may be made when the fund's available cash balances cannot otherwise be efficiently or effectively invested directly (due to, for example, size or timing considerations).

The fund does not rely on the professional judgment of the portfolio managers for decisions about asset allocation or securities selections, as do actively managed funds. Instead, the fund looks to the S&P SmallCap 600 Index in determining which securities to hold, and in what proportion, using an indexing approach. Indexing has the potential to eliminate some of the risks of active management. At the same time, indexing also means that the fund does not have the option of changing its strategy, without changing its underlying index, even at times when it may appear advantageous to do so.

The fund attempts to have a correlation between its performance and that of the index of at least .95, before fees and expenses. A correlation of 1.00 would mean that the fund and the index were perfectly correlated.

The S&P SmallCap 600 Index is an unmanaged index of the common stocks of 600 small-sized companies in the U.S. Standard & Poor's weights each company's stock in the index by its market capitalization (i.e., the share price times the number of shares outstanding), adjusted by the number of available float shares (i.e., those shares available to public investors). As a result, larger companies generally have greater representation in the index than small companies. As of February 2026, companies eligible to be included in the S&P SmallCap 600 Index generally have market capitalizations ranging between approximately $1.2 billion and $8.0 billion.

The S&P SmallCap 600 Index is typically rebalanced quarterly after the close of business on the third Friday in March, June, September and December. Index constituents are added and removed on an as-needed basis; there is no scheduled reconstitution. Rather, changes in response to corporate actions and market developments can be made at any time. The fund is generally rebalanced in accordance with the index.

The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the index is concentrated. In addition, to the extent the fund purchases securities comprising the SmallCap 600 Index, the fund may, from time to time, invest a significant portion of its assets in securities of companies in certain sectors.

The fund, to a limited extent, may use derivative instruments, such as stock index futures, as a substitute for the sale or purchase of securities. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. The fund is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of the fund's net assets (excluding certain derivatives used for hedging), and is subject to certain reporting requirements.

More information about the fund's portfolio securities and investment techniques, and associated risks, is provided in the fund's Statement of Additional Information.

"Standard & Poor's®," "S&P®" and "S&P SmallCap 600® Index" are trademarks of Standard & Poor's Financial Services LLC and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liability on behalf of S&P.

Investment Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

The fund is subject to the following principal risks:

• Market risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, recessions, elevated levels of government debt, changes in trade regulation or economic sanctions, internal unrest and discord, or other events could have a significant impact on the fund and its investments. To the extent the fund invests substantially in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

• Risks of stock investing: Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect the particular company, such as management performance, financial leverage and reduced demand for the company's products or services, or factors that affect the company's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Indexing strategy risk: The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor index performance. The correlation between fund and index performance may be affected by the fund's expenses and/or use of sampling techniques, changes in securities markets, changes in the composition of the index and the timing of purchases and redemptions of fund shares.

• Small and midsize company risk: Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

• Liquidity risk: When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities, particular those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. Liquidity risk also may refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period stated in this prospectus because of unusual market conditions, including those resulting in a significant amount of the fund's assets becoming illiquid, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, including those resulting in a significant amount of the fund's assets becoming illiquid, which may adversely affect the fund's share price.

• Concentration risk: The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the index is concentrated. To the extent the fund concentrates in a particular industry or group of industries or sector, it may be more susceptible to economic conditions and risks affecting those industries or sectors.

In addition to the principal risks described above, the fund is subject to the following additional risks that are not anticipated to be principal risks of investing in the fund:

• Derivatives risk: A small investment in derivatives, such as futures contracts, could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund and increased portfolio volatility. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund's other investments in the manner intended.

• ETF and other investment company risk: To the extent the fund invests in pooled investment vehicles, such as ETFs and other investment companies, the fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the fund has invested therein. The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies invest. When the fund invests in an ETF or other investment company, shareholders of the fund will bear indirectly their proportionate share of the expenses of the ETF or other investment company (including management fees) in addition to the expenses of the fund.

• Index sampling risk: The fund's use of sampling techniques will result in it holding a smaller number of securities than are in the index, and the fund may not track the index as closely as it would if it were fully replicating the index. For example, an adverse development respecting an issuer of securities held by the fund could result in a greater decline in the fund's net asset value than would be the case if the fund held all of the securities in the index. Conversely, a positive development relating to an issuer of securities in the index that is not held by the fund could cause the fund to underperform the index. To the extent the assets in the fund are smaller, these risks will be greater.

• Large shareholder risk: The participating insurance companies and their separate accounts are the shareholders of the fund. From time to time, a shareholder may own a substantial number of fund shares. The sale of a large number of shares could impact the fund's net asset value and adversely affect remaining fund shareholders.

Management

Investment Adviser

The investment adviser for the fund is BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. BNYIA manages approximately $398 billion in 75 mutual fund portfolios. For the past fiscal year, the fund paid BNYIA a management fee at the effective annual rate of .35% of the value of the fund's average daily net assets. A discussion regarding the basis for the board approving the fund's management agreement with BNYIA is available in the fund's Form N-CSR for the fiscal year ended December 31, 2025. BNYIA is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY), a global investments company dedicated to helping its clients manage and service their financial assets throughout the investment lifecycle. Whether providing financial services for institutions, corporations or individual investors, BNY delivers informed investment management and investment services in 35 countries. BNY is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY has $59.3 trillion in assets under custody and administration and $2.2 trillion in assets under management. BNY is the corporate brand of The Bank of New York Mellon Corporation and may be used to reference the corporation as a whole and/or its various subsidiaries generally. BNY Investments is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bny.com/investments.

The asset management philosophy of BNYIA is based on the belief that discipline and consistency are important to investment success. For each fund, BNYIA seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA, Michael Stoll and Marlene Walker Smith are the fund's primary portfolio managers, positions they have held since October 2020. Messrs. France, Frysinger and Stoll and Mses. Sheremeta and Walker Smith are employees of BNYIA and Mellon Investments Corporation, an affiliate of BNYIA, and are jointly and primarily responsible for managing the fund's portfolio. Mr. France is a senior vice president and senior portfolio manager at MIC. He has been employed by MIC or a predecessor company of MIC since 2009, and by BNYIA since November 2017. Mr. Frysinger is a senior vice president and senior portfolio manager at MIC. He has been employed by MIC or a predecessor company of MIC since 2007, and by BNYIA since September 2020. Ms. Sheremeta is a senior vice president and senior portfolio manager at MIC. She has been employed by MIC or a predecessor company of MIC since 2011, and by BNYIA since September 2020. Mr. Stoll is a senior vice president and senior portfolio manager at MIC. He has been employed by MIC or a predecessor company of MIC since 2005, and by BNYIA since September 2020. Ms. Walker Smith is a senior director and Chief Investment Officer of Mellon, a division of MIC. She has been employed by MIC or a predecessor company of MIC since 1995, and by BNYIA since 2010. Messrs. France, Frysinger and Stoll and Mses. Sheremeta and Walker Smith manage the fund in their capacity as employees of BNYIA.

The fund's Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.

Distributor

BNY Mellon Securities Corporation (BNYSC), a wholly-owned subsidiary of BNYIA, serves as distributor of the fund and of the other funds in the BNY Mellon Family of Funds. Any Rule 12b-1 fees and shareholder services fees, as applicable, are paid to BNYSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively. BNYIA or BNYSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the BNY Mellon Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those financial intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to financial intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from BNYIA's or BNYSC's own resources to financial intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, BNYIA or BNYSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. This potential conflict of interest may be addressed by policies, procedures or practices that are adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, BNYIA and BNYSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees is done in a manner that does not disadvantage the fund or other client accounts.

Shareholder Guide

Your Investment

Fund shares may be purchased or sold (redeemed) by separate accounts of participating insurance companies. Policyowners should consult the prospectus of the separate account of the participating insurance company for more information about buying or selling fund shares.

Service shares are subject to an annual Rule 12b-1 fee of .25% paid to the fund's distributor for distribution, advertising and marketing, and servicing and/or maintaining accounts of holders of Service shares. The distributor may make payments to participating insurance companies and to brokers and dealers acting as principal underwriter for their variable insurance products. Because the Rule 12b-1 fee is paid out of the fund's assets attributable to Service shares on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

BNYIA calculates fund net asset values (NAVs) as of the scheduled close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is scheduled to be open for regular business. The NYSE is closed on certain holidays listed in "Determination of NAV" in the SAI. You may buy, exchange or redeem shares at their NAV next calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. "Proper form" refers to completion of an account application (if applicable), satisfaction of requirements in this section (subject to "Shareholder Guide—General Policies") and any applicable conditions in "Additional Information About How to Redeem Shares" in the SAI. Authorized entities other than the fund's transfer agent may apply different conditions for the satisfaction of "proper form" requirements. For more information, consult a representative of your financial intermediary. When calculating NAVs, BNYIA values equity investments on the basis of market quotations or official closing prices. If market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be determined by BNYIA, as the fund's Valuation Designee, using such information as it deems appropriate under the circumstances. Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. Futures contracts will be valued at the most recent settlement price. ETFs will be valued at their market price.

Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund's shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see "Shareholder Guide – General Policies" for further information about the fund's frequent trading policy.

Redemption proceeds normally will be wired to the participating insurance company within one business day after the request is received in proper form. Payment of redemption proceeds may take longer and may take up to seven days after the order is received in proper form, particularly during periods of stressed market conditions or very large redemptions or excessive trading.

The processing of redemptions may be suspended, and the delivery of redemption proceeds may be delayed beyond seven days, depending on the circumstances, for any period: (i) during which the NYSE is closed (other than on holidays or weekends), or during which trading on the NYSE is restricted; (ii) when an emergency exists that makes the disposal of securities owned by the fund or the determination of the fair value of the fund's net assets not reasonably practicable; or (iii) as permitted by order of the Securities and Exchange Commission for the protection of fund shareholders. For these purposes, the Securities and Exchange Commission determines the conditions under which trading shall be deemed to be restricted and an emergency shall be deemed to exist.

Under normal circumstances, the fund expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash. In addition, the fund, and certain other funds in the BNY Mellon Family of Funds, may draw upon an unsecured credit facility for temporary or emergency purposes to meet redemption requests. The fund also reserves the right to pay redemption proceeds in securities rather than cash (i.e., "redeem in-kind"), to the extent the composition of the fund's investment portfolio enables it to do so. Generally, a redemption in-kind may be made under the following circumstances: (1) BNYIA determines that a redemption in-kind (i) is more advantageous to the fund (e.g., due to advantageous tax consequences or lower transaction costs) than selling/purchasing portfolio securities, (ii) will not favor the redeeming shareholder to the detriment of any other shareholder or the fund and (iii) is in the best interests of the fund; (2) to manage liquidity risk (i.e., the risk that the fund could not meet redemption requests without significant dilution of remaining investors' interests in the fund); (3) in stressed market conditions; or (4) subject to the approval of the fund's board in other circumstances identified by BNYIA. Securities distributed in connection with any such redemption in-kind are expected to generally represent a pro rata portion of assets held by the fund immediately prior to the redemption in an amount equal to the value of the shares redeemed, with adjustments as may be necessary in connection with, for example, certain derivatives, restricted securities, odd lots or fractional shares. Any securities distributed in-kind will remain exposed to market risk until sold, and transaction costs may be incurred when selling the securities.

Participating insurance companies will provide pass-through voting privileges to all policyowners so long as the Securities and Exchange Commission continues to interpret the Investment Company Act of 1940, as amended, as requiring pass-through voting privileges for policyowners. Participating insurance companies will vote by proxy, in the same proportions as the voting instructions received from policyowners: (1) fund shares as to which no timely instructions are received; (2) fund shares owned exclusively by the relevant participating insurance company or its affiliates; and (3) fund shares held in a separate account representing charges imposed by the relevant participating insurance company. As a result of this proportionate voting policy, the voting of a small number of policyowners may determine whether a proposal is approved, depending on the number of shares attributable to policyowners that provide instructions and to policyowners that do not. Additional information regarding voting instruction rights is provided in the prospectus or statement of additional information for the VA contracts or VLI policies.

General Policies

The fund is designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, BNYIA and the fund's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. BNYIA and the fund will not enter into arrangements with any person or group to permit frequent trading. The fund also reserves the right to refuse any purchase or exchange request, including those from any participating insurance company, individual or group who, in BNYIA's view, is likely to engage in frequent trading.

Transactions in fund shares are processed by the participating insurance companies using omnibus accounts that aggregate the trades of multiple policyowners. BNYIA's ability to monitor the trading activity of these policyowners is limited because their individual transactions in fund shares are not disclosed to the fund. Accordingly, BNYIA relies to a significant degree on the participating insurance company to detect and deter frequent trading. The agreement with the participating insurance company includes obligations to comply with all applicable federal and state laws. All participating insurance companies have been sent written reminders of their obligations under the agreements, specifically highlighting rules relating to trading fund shares. Further, all participating insurance companies have been requested in writing to notify BNYIA immediately if, for any reason, they cannot meet their commitment to make fund shares available in accordance with the terms of the prospectus and relevant rules and regulations.

BNYIA supplements the surveillance processes in place at participating insurance companies by monitoring total purchases and redemptions of fund shares on a periodic basis. If BNYIA identifies patterns that may be indicative of frequent trading of large amounts, BNYIA contacts the participating insurance company for assistance in disaggregating selected omnibus trades into their component parts. When this process identifies multiple roundtrips (i.e., an investment that is substantially liquidated within 60 days), BNYIA instructs the participating insurance company to temporarily or permanently bar such policyowner's future purchases of fund shares if BNYIA concludes the policyowner is likely to engage in frequent trading. BNYIA also may instruct the participating insurance company to apply these restrictions across all accounts under common ownership, control or perceived affiliation. In all instances, BNYIA seeks to make these determinations to the best of its abilities in a manner that it believes is consistent with shareholder interests.

In addition to applying restrictions on future purchases or exchanges, BNYIA or the participating insurance company may cancel or reverse the purchase or exchange on the business day following the transaction if the participating insurance company's surveillance system identifies the account as one that is likely to engage in frequent trading. BNYIA may also instruct the participating insurance company to cancel or reverse the purchase or exchange on the following business day if the trade represents a significant amount of the fund's assets and BNYIA has concluded that the account is likely to engage in frequent trading.

To the extent the fund significantly invests in thinly traded securities, certain policyowners may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other policyowners.

Although the fund's frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Distributions and Taxes

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions, if any, annually. Fund dividends and capital gain distributions will be reinvested in the fund unless the participating insurance company instructs otherwise.

Since the fund's shareholders are the participating insurance companies and their separate accounts, the tax treatment of dividends and distributions will depend on the tax status of the participating insurance company. Accordingly, no discussion is included as to the federal personal income tax consequences to policyowners. For this information, policyowners should consult the prospectus of the separate account of the participating insurance company or their tax advisers.

Participating insurance companies should consult their tax advisers about federal, state and local tax consequences.

Exchange Privilege

Policyowners may exchange shares of a class for shares of other funds offered by the VA contracts or VLI policies through the insurance company separate accounts subject to the terms and conditions set forth in the prospectuses of such VA contracts or VLI policies. Policyowners should refer to the applicable insurance company prospectus for more information on exchanging fund shares.

Financial Highlights

These financial highlights describe the performance of the fund's shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been derived from the fund's financial statements, which have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's Form N-CSR, which is available upon request. Keep in mind that fees and charges imposed by participating insurance companies, which are not reflected in the tables, would reduce the investment returns that are shown.

	Year Ended December 31,
	2025	2024	2023	2022	2021
Per Share Data ($):
Net asset value, beginning of period	19.39	18.58	17.26	23.55	19.06
Investment Operations:
Net investment income[a]	.17	.20	.21	.18	.16
Net realized and unrealized gain (loss) on investments	.53	1.24	2.28	(3.76)	4.79
Total from Investment Operations	.70	1.44	2.49	(3.58)	4.95
Distributions:
Dividends from net investment income	(.24)	(.21)	(.19)	(.19)	(.15)
Dividends from net realized gain on investments	(1.84)	(.42)	(.98)	(2.52)	(.31)
Total Distributions	(2.08)	(.63)	(1.17)	(2.71)	(.46)
Net asset value, end of period	18.01	19.39	18.58	17.26	23.55
Total Return (%)	5.36	7.96	15.39	(16.65)	26.14
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[b]	.61	.61	.61	.61	.61
Ratio of net expenses to average net assets[b,c]	.61	.61	.60	.60	.60
Ratio of net investment income to average net assets[b,c]	.99	1.08	1.22	.97	.73
Portfolio Turnover Rate	60.63	77.24	38.37	28.27	46.01
Net Assets, end of period ($ x 1,000)	532,710	581,735	578,860	523,889	723,023

a Based on average shares outstanding.

b Amount does not include the expenses of the underlying funds.

c Amount inclusive of Trustees’ fees reimbursed by BNY Mellon Investment Adviser, Inc.

NOTES

For More Information

Small Cap Stock Index Portfolio

A series of BNY Mellon Investment Portfolios

More information on this fund is available free upon request, including the following:

Annual/Semi-Annual Report and Financial Statements

The fund's annual report describes the fund's performance and recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the period covered by the report. The fund's Form N-CSR contains the fund's financial statements and lists the fund's portfolio holdings. The fund's most recent annual and semi-annual reports and other information, such as the fund's financial statements, are available at www.bny.com/investments.

Statement of Additional Information (SAI)

The SAI provides more details about the fund and its policies. A current SAI is available at www.bny.com/investments and is on file with the Securities and Exchange Commission (SEC). The SAI, as amended or supplemented from time to time, is incorporated by reference (and is legally considered part of this prospectus).

Portfolio Holdings

The fund generally discloses, at www.bny.com/investments, (1) complete portfolio holdings as of each calendar quarter end with a 15-day lag and as of each month-end with a one-month lag; (2) top 10 holdings as of each month-end with a 10-day lag; and (3) from time to time, certain security-specific performance attribution data as of a month-end, with a 10-day lag. From time to time, the fund may make available certain portfolio characteristics, such as allocations, performance- and risk-related statistics, portfolio-level statistics and non-security specific attribution analyses, on request.  The fund's portfolio holdings will remain on the website for a period of six months and any security-specific performance attribution data will remain on the website for varying periods up to six months, provided that portfolio holdings will remain until the fund files its Form N-PORT or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI and at www.bny.com/investments.

To Obtain Information

By telephone. Call 1-800-373-9387 (inside the U.S. only)

By mail.
The BNY Mellon Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Services Department

By E-mail. Send your request to info@bny.com

On the Internet. Certain fund documents can be viewed online or downloaded from: www.bny.com/investments

Reports and other information about the fund are available on the EDGAR Database on the SEC's website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

SEC file number: 811-08673

© 2026 BNY Mellon Securities Corporation 0410P0526A